Note 14 - Commitments and Contingencies	3 Months Ended
Mar. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Note 14 - Commitments and Contingencies [Text Block]

14. Commitments and Contingencies

Petrobras is subject to a number of commitments and contingencies arising from its normal course of business. Additionally, the operations and earnings of the Company have been, and may be in the future, affected from time to time in varying degrees by political developments and laws and regulations, such as the Federal Government's continuing role as the controlling shareholder of the Company, the status of the Brazilian economy, forced divestiture of assets, tax increases and retroactive tax claims, or environmental regulations. The likelihood of such occurrences and their overall effect upon the Company are not readily predictable.

a)   Litigation - Legal proceedings  provisioned

The Company is a defendant in numerous legal actions involving civil, tax, labor, corporate and environment issues arising from its normal course of business. Based on the advice of its internal legal counsel and management’s best judgment, the Company has recorded accruals to provide sufficiently for losses that are considered probable and reasonably estimable.

At March 31, 2011 and December 31, 2010, the respective amounts accrued by type of claims are as follows:

	March 31, 2011	December 31, 2010

Labor claims	112	119
Tax claims	379	361
Civil claims	245	214
Commercials claims and other contingencies	36	66

Total long-term contingencies	772	760

As of March 31, 2011 and December 31, 2010, in accordance with Brazilian law, the Company had US$1,767 and US$1,674 respectively, into federal deposit accounts to provide for certain claims until they are settled. These amounts are reflected in the balance sheet as restricted deposits for legal proceedings and guarantees.

b)      Proceedings classified as possible losses

The relevant changes in contingent liabilities related to principal proceedings, disclosed in the Company’s consolidated financial statements as of December 31, 2010, are described below:

b.1) Processes included in the period

•         Special participation in the Albacora, Carapeba, Cherne, Espadarte, Marimbá, Marlim, Marlim Sul, Namorado, Pampo and Roncador Fields- Campos Basin

This special participation was established by Brazilian Petroleum Law 9478/97 and is paid as a form of compensation for oil production activities and is levied on high volume production fields.  The method used by Petrobras to calculate the special participation due for the abovementioned fields is based on a legally legitimate interpretation of Ordinance 10 of January 14, 1999, approved by the National Petroleum Agency (ANP).

On February 7, 2011, Petrobras received notice from ANP, which instituted an administrative process and established payment of new sums of money considered to be owed for the period between the first quarter of 2005 and the first quarter of 2010, referring to amounts that had been underpaid by the concessionaire, totaling US$224 (principal, without fine and interest).

On February 22, 2011, Petrobras filed for a hearing for dismissal of the aforementioned official notification. If ANP’s administrative decision is maintained, Petrobras shall evaluate the possibility of a court suit to suspend and annul the collection of the differences of the special participation.

If the ANP’s administrative decision is maintained, Petrobras would consider legal action to suspend and cancel the charge of the differences of the special participation.

The maximum updated exposure for Petrobras as at March 31, 2011 is US$346.

b.2) Processes disclosed previously and updated to  march 31, 2011

•         Plaintiff: State Revenue Service of Rio de Janeiro

Rio de Janeiro state finance authorities filed a Tax Assessment against the Company in connection with the exclusion of the LNG transfer operations in the ambit of the centralizing establishment from the ICMS taxation. Unfavorable decision for Petrobras. Spontaneous appeal filed in the Taxpayers’ Council, which denied approval for the appeal. The Company is evaluating the possibility of taking legal action.  The maximum exposure for the Company, including monetary restatement, as March 31, 2011 is US$1,381.

•         Plaintiff: National Agency for Petroleum, Natural Gas and Biofuel - ANP

Fine for non-compliance with minimum exploration programs - “Rodada Zero”. The execution of the fines is suspended through an injunction, pursuant to records of the suit lodged by Petrobras. Through a civil suit, the Company is claiming recognition of its credit resulting from article 22, paragraph 2 of the Petroleum Law, requesting the offsetting of the eventual debt that Petrobras may have with ANP. Both the legal processes, which are being handled jointly, are in the evidentiary stage.

The maximum exposure including monetary restatement for Petrobras as of March 31, 2011 is US$354.

•         Presidente Getúlio Vargas refinery oil spill

On July 16, 2000, an oil spill occurred at the Presidente Getúlio Vargas refinery releasing crude oil in the surrounding area. The Federal and State of Paraná Prosecutors have filed a civil lawsuit against the Company seeking US$1,176 in damages, which have already been contested by the Company. Additionally, there are two other actions pending, one by the Instituto Ambiental do Paraná (Paraná Environmental Institute) and by another civil association called AMAR that have already been contested by the Company. Awaiting initiation of the expert investigation to quantify the amount. The court determined that the suits brought by AMAR and the Federal and State Prosecutors be tried as one. The maximum exposure including monetary restatement for Petrobras as of March 31, 2011 is US$98 related to AMAR and US$3,715 to The Federal and State of Paraná Prosecutors.

b.3) Processes for small amounts

The Company is involved in a number of legal and administrative proceedings with expectations of possible losses, whose total as at March 31, 2011 is broken down as follows: US$67 for civil actions, US$559 for labor actions, US$604 for tax actions and US$110 for environmental actions.

c)   Environmental matters

The Company is subject to various environmental laws and regulations. These laws regulate the discharge of oil, gas or other materials into the environment and may require the Company to remove or mitigate the environmental effects of the disposal or release of such materials at various sites.

The Company’s management considers that any expenses incurred to correct or mitigate possible environmental impacts should not have a significant effect on its operations or cash flows.